Movement in Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2015 USD ($)	Dec. 31, 2015 CNY (¥)	Dec. 31, 2014 CNY (¥)	Dec. 31, 2013 CNY (¥)
Allowance for Doubtful Accounts
Balance as of January 1	$ 14,492	¥ 93,877	¥ 43,814	¥ 5,768
Amounts charged to expenses	17,793	115,261	50,063	38,046
Amounts written off	(3,022)	(19,575)	0	0
Balance as of December 31	$ 29,263	¥ 189,563	¥ 93,877	¥ 43,814